SUPPLEMENT TO THE FIDELITY MAGELLAN(registered trademark) FUND PROSPECTUS DATED MAY 22, 1996
REVISED JULY 30, 1996
The following information supplements that found in the "Securities and Investment Practices"section beginning on page 9.
CASH MANAGEMENT. The fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. The following information replaces the similar information found in the "Sales Charge Reductions and Waivers" on page 30 under "Waivers".
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.) FIDELITY MAGELLAN(registered trademark) FUND
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 22, 199   6

The following information replaces the similar information found in the "Investment Policies and Limitations" section found on page 3.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information found in the "Additional Purchase and Redemption Information" section found on page 15.
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account;